UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                February 26, 2002
                                -----------------
                Date of Report (Date of earliest reported event)


                          QUICK-MED TECHNOLOGIES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                                     ------
                  (State or other jurisdiction of incorporation)


                                     0-27545
                                     -------
                            (Commission File Number)


                                   98-0204736
                                   ----------
                        (IRS Employer Identification No.)


              401 Northeast 25th Terrace; Boca Raton, Florida 33431
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (561) 750-4202
                                 --------------
               Registrant's telephone number, including area code


                                (Not Applicable)
                                ----------------
          (Former name or former address, if changed since last report)

         INFORMATION INCLUDED IN THE REPORT

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Financial Statements of Quick-Med Technologies, Inc. at and for the years ended December 31, 2001 and 2000.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, our Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Quick-Med Technologies, Inc.

Dated: May 14, 2002              /s/ DAVID LERNER
                                 -------------------------
                                 David Lerner, President

                                TABLE OF CONTENTS
                                -----------------



Independent Auditor's Report...................................................1

Financial Statements:

   Balance Sheets as of December 31, 2001 and 2000.............................2

   Statements of Operations for the years ended December 31, 2001 and 2000.....3

   Statements of Changes in Stockholders' Deficit for the years ended
      December 31, 2001 and 2000...............................................4

   Statements of Cash Flows for the years ended December 31, 2001 and 2000...5-6

Notes to Financial Statements...............................................7-14

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------


To the Board of Directors and Stockholders
Quick-Med Technologies, Inc.

We have audited the accompanying balance sheets of Quick-Med Technologies, Inc. as of December 31, 2001, and the related statements of operations, changes in stockholders' deficit and cash flows for the years ended December 31, 2001 and 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Quick-Med Technologies, Inc., as of December 31, 2001, and the results of its operations and its cash flows for the years ended December 31, 2001 and 2000, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company has experienced recurring losses and negative cash flows from operations for the years ended December 31, 2001 and 2000, and has a net capital deficiency. These matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding those matters are described in the footnotes accompanying the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                                /s/ DASZKAL BOLTON LLP


Boca Raton, Florida
April 2, 2002

QUICK-MED TECHNOLOGIES, INC.
BALANCE SHEETS
DECEMBER 31, 2001 AND 2000

==============================================================================================


                                            ASSETS
                                            ------

                                                                        2001           2000
                                                                    -----------    -----------


Current assets:
   Cash                                                             $        --    $     5,113
                                                                    -----------    -----------

Property and equipment, net                                               1,807          3,101
                                                                    -----------    -----------

Other assets:
   Deposits                                                                 847          6,020
   Intangible asset, net                                                364,521        366,016
                                                                    -----------    -----------
         Total other assets                                             365,368        372,036
                                                                    -----------    -----------

         Total assets                                               $   367,175    $   380,250
                                                                    ===========    ===========

                             LIABILITIES AND STOCKHOLDERS' DEFICIT
                             -------------------------------------


Current liabilities:
   Accounts payable                                                 $   178,984    $    77,014
   Accrued expenses                                                      12,837         45,016
   Accrued interest on note payable - officer/director                   17,813          2,998
   License payable                                                      160,000        260,000
   Loan payable                                                         150,000        150,000
   Note payable - officer/director                                      565,000        150,000
   Shareholder loans payable                                              9,300          9,300
   Due to affiliate/shareholder                                          26,191         25,334
                                                                    -----------    -----------
         Total current liabilities                                    1,120,125        719,662
                                                                    -----------    -----------

Stockholders' deficit:
   Common stock, $0.001 par value; 15,000,000
    authorized shares; 10,260,000 and 10,000,000
    shares issued and outstanding at December 31, 2001
    and December 31, 2000, respectively                                  10,260         10,000
   Additional paid-in capital                                         2,257,314        167,748
   Outstanding stock options                                              8,550          8,550
   Accumulated deficit                                               (3,029,074)      (525,710)
                                                                    -----------    -----------
         Total stockholders' deficit                                   (752,950)      (339,412)
                                                                    -----------    -----------

         Total liabilities and stockholders' deficit                $   367,175    $   380,250
                                                                    ===========    ===========


                 See accompanying notes to financial statements.

QUICK-MED TECHNOLOGIES, INC.
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

================================================================================


                                                      2001             2000
                                                  ------------     ------------

Sales                                             $         --     $         --

Cost of sales                                               --               --
                                                  ------------     ------------

Gross profit                                                --               --

Expenses
   General and administrative expenses                 438,001          249,882
   Research and development                            170,935           42,000
   Depreciation and amortization                        39,459           16,444
   Stock-based compensation                          1,827,000               --
                                                  ------------     ------------
Total expenses                                       2,475,395          308,326
                                                  ------------     ------------

Loss from operations                                (2,475,395)        (308,326)
                                                  ------------     ------------

Other income and (expense):
   Interest expense                                    (27,969)          (5,577)
                                                  ------------     ------------
Total other income and (expense)                       (27,969)          (5,577)
                                                  ------------     ------------

Loss before income taxes                            (2,503,364)        (313,903)
                                                  ------------     ------------

Provision (benefit) for income taxes                        --               --
                                                  ------------     ------------

Net loss                                          $ (2,503,364)    $   (313,903)
                                                  ============     ============


Net loss per share (basic and diluted)            $      (0.25)    $      (0.03)
                                                  ============     ============

Weighted average common shares outstanding          10,207,288        9,783,426
                                                  ============     ============


                 See accompanying notes to financial statements.

QUICK-MED TECHNOLOGIES, INC.
STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIT
FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

=======================================================================================================================


                                            Common Stock          Additional
                                     -------------------------     Paid-In     Accumulated    Outstanding
                                        Shares        Amount       Capital       Deficit     Stock Options     Total
                                     -----------   -----------   -----------   -----------    -----------   -----------

Balance, December 31, 1999             9,605,500   $     9,606   $   145,643   $  (211,807)   $        --   $   (56,558)

Stock issued for services                230,000           230        11,270            --             --        11,500

Stock issued for license agreement       160,000           160         7,840            --             --         8,000

Stock issued for cash                      4,500             4         2,995            --             --         2,999

Stock options granted for license
  and consulting                              --            --            --            --          8,550         8,550

Net loss - December 31, 2000                  --            --            --      (313,903)            --      (313,903)
                                     -----------   -----------   -----------   -----------    -----------   -----------

Balance, December 31, 2000            10,000,000        10,000       167,748      (525,710)         8,550      (339,412)

Stock-based compensation                      --            --     1,827,000            --             --     1,827,000

Stock issued in debt conversion          260,000           260       262,566            --             --       262,826

Net loss - December 31, 2001                  --            --            --    (2,503,364)            --    (2,503,364)
                                     -----------   -----------   -----------   -----------    -----------   -----------

Balance, December 31, 2001            10,260,000   $    10,260   $ 2,257,314   $(3,029,074)   $     8,550   $  (752,950)
                                     ===========   ===========   ===========   ===========    ===========   ===========


                 See accompanying notes to financial statements.

QUICK-MED TECHNOLOGIES, INC.
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

===========================================================================================


                                                                     2001           2000
                                                                 -----------    -----------
Cash flows from operating activities:
   Net loss                                                      $(2,503,364)   $  (313,903)
   Adjustments to reconcile net loss to net
    cash used by operating activities:
      Depreciation and amortization                                   39,459         16,444
      Common stock issued for services                                    --         11,500
      Stock options granted for services                                  --            550
      Stock-based compensation                                     1,827,000             --
      (Increase) decrease in:
         Deposits                                                      5,173         (6,020)
      Increase (decrease) in:
         Accounts payable                                            104,796         57,538
         Accrued expenses                                            (32,178)        24,705
         Accrued interest                                             14,814          2,998
         Due to affiliate                                                857          4,473
                                                                 -----------    -----------
Net cash used by operating activities                               (543,443)      (201,715)
                                                                 -----------    -----------

Cash flows from investing activities:
   License payable                                                  (100,000)      (100,000)
   Patents                                                           (36,670)        (5,651)
                                                                 -----------    -----------
Net cash used by investing activities                               (136,670)      (105,651)
                                                                 -----------    -----------

Cash flows from financing activities:
   Issuance of common stock, net                                          --          3,000
   Increase in notes payable                                              --        150,000
   Increase in notes payable - officer/director                      675,000        150,000
   Increase in notes payable - officer/director                           --          9,300
                                                                 -----------    -----------
Net cash provided by financing activities                            675,000        312,300
                                                                 -----------    -----------

Net increase (decrease) in cash                                       (5,113)         4,934

Cash at beginning of period                                            5,113            179
                                                                 -----------    -----------

Cash at end of period                                            $        --    $     5,113
                                                                 ===========    ===========


                 See accompanying notes to financial statements.

QUICK-MED TECHNOLOGIES, INC.
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

===========================================================================================


                                                                     2001           2000
                                                                 -----------    -----------
Supplementary information:
--------------------------
   Cash paid for:
      Interest                                                   $        --    $        --
                                                                 ===========    ===========
      Income taxes                                               $        --    $        --
                                                                 ===========    ===========

   Non-cash disclosures of investing and
    financing activities:
      License fee and related payable                            $        --    $   260,000
                                                                 ===========    ===========
      Common stock issued for license                            $        --    $     8,000
                                                                 ===========    ===========
      Stock options granted to licensor
       and consultant                                            $        --    $     8,550
                                                                 ===========    ===========
      Conversion of debt to equity                               $   262,826    $        --
                                                                 ===========    ===========


                 See accompanying notes to financial statements.

QUICK-MED TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS

================================================================================

NOTE 1 - DESCRIPTION OF BUSINESS
--------------------------------

Quick-Med Technologies, Inc. (the "Company") is a Delaware corporation organized in December 1997. The Company specializes in the research and development of biomedical products and devices for antibacterial applications. The Company conducts research efforts or collaborates with third parties as necessary to develop products and administer the patent process. The Company does not expect to produce nor directly market its products. Instead, it intends to rely on outside organizations for those activities.

The Company has no revenues to date. Since its inception, the Company has been dependent upon the receipt of capital investment or other financing to fund its continuing activities. In addition to the normal risks associated with a new business venture, there can be no assurance that the Company's product development will be successfully completed or that it will be a commercial success. Further, the Company is dependent upon certain related parties to provide continued funding and capital resources.

The year 2001 is the first year during which the Company is considered an operating company and is no longer in the development stage.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------------------

Cash Equivalents
----------------

The Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents. The Company had no cash equivalents at December 31, 2001 and 2000.

Use of Estimates
----------------

The preparation of financial statements in conformity with general accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Stock Compensation
------------------

The Company has adopted Statement of Financial Accounting Standards No. 123 ("SFAS 123"), "Accounting for Stock-Based Compensation." SFAS 123 encourages the use of a fair-value-based method of accounting for stock-based awards under which the fair value of stock options is determined on the date of grant and expensed over the vesting period. Under SFAS 123, companies may, however, measure compensation costs for those plans using the method prescribed by Accounting Principles Board Opinion No. 25 ("APB No. 25"), "Accounting for Stock Issued to Employees." Companies that apply APB No. 25 are required to include pro forma disclosures of net earnings and earnings per share as if the fair-value-based method of accounting had been applied. The Company elected to account for such plans under the provisions of APB No. 25. The Company accounts for stock options granted to consultants under SFAS 123.

Intangible Assets
-----------------

The cost of obtaining license agreements along with the costs to defend the patents underlying the license agreements are capitalized and are amortized using the straight-line method over the estimated useful lives of the underlying patents. The costs of obtaining and maintaining new patents are capitalized and amortized using the straight-line method over the estimated useful lives of the patents. The cost of patents in process is not amortized until the patent is issued.

QUICK-MED TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS

================================================================================

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued
--------------------------------------------------------------

Property and Equipment
----------------------

Property and equipment are stated at cost. Depreciation on property and equipment is computed using the straight-line method over the expected useful lives of the assets.

Earnings Per Share
------------------

Basic net earnings (loss) per common share is computed by dividing net earnings
(loss) applicable to common shareholders by the weighted-average number of common shares outstanding during the period. Diluted net earnings (loss) per common share is determined using the weighted-average number of common shares outstanding during the period, adjusted for the dilutive effect of common stock equivalents, consisting of shares that might be issued upon exercise of common stock options. In periods when losses are reported, the weighted-average number of common shares outstanding excludes common stock equivalents, because their inclusion would be anti-dilutive.

Reclassification
----------------

Certain amounts in the 2000 financial statements have been reclassified to conform to the 2001 financial presentation.

Research and development costs
------------------------------

Research and development costs are expenses as incurred.

New Accounting Pronouncements
-----------------------------

On June 29, 2001, the Financial Accounting Standards Board (FASB) unanimously approved the issuance of Statements of Financial Accounting Standards (SFAS) No. 141, Business Combinations (Statement 141), and No. 142, Goodwill and Other Intangible Assets (Statement 142). Statement 141 eliminates the pooling-of-interests method of accounting for business combinations except for qualifying business combinations that were initiated prior to July 1, 2001. Statement 141 changes the criteria to recognize intangible assets apart from goodwill. The requirements of Statement 141 are effective for any business combination accounted for by the purchase method that is completed after June 30, 2001.

Under Statement 142, goodwill and indefinite lived intangible assets are no longer amortized but are reviewed annually, or more frequently if impairment indicators arise, for impairment. Identifiable intangible assets will continue to be amortized over their estimated useful lives. Early adoption is permitted for companies with fiscal years beginning after March 15, 2001, provided that their first quarter financial statements have not been issued.

In August 2001, the FASB approved the issuance of SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Statement 144 requires the use of one accounting model for long-lived assets to be disposed of by sale, whether previously held and used or newly acquired, and by broadening the presentation of discontinued operations to include more disposal transactions. The requirements of Statement 144 are effective for financial statements issued for fiscal years beginning after December 15, 2001, and interim periods within those fiscal years, with early application encouraged.

The Company believes that the ongoing application of these Statements will not have a material adverse effect on the Company's financial position, results of operations, or cash flows.

QUICK-MED TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS

================================================================================

NOTE 3 - FAIR VALUE OF FINANCIAL INSTRUMENTS
--------------------------------------------

The carrying value of cash, accounts receivables, loans receivable, accounts payable and other payables approximates fair value because of their short maturities.


NOTE 4 - PROPERTY AND EQUIPMENT
-------------------------------

Property and equipment consist of the following at December 31, 2001:


                                                     2001           2000
                                                  ---------      ---------
         Computer equipment                       $   4,044      $   4,044
         Less: accumulated depreciation              (2,237)          (943)
                                                  ---------      ---------
             Net property and equipment           $   1,807      $   3,101
                                                  =========      =========

Depreciation expense for the years ended December 31, 2001 and 2000 was $1,294 and $809 respectively.


NOTE 5 - INTANGIBLE ASSETS
--------------------------

License Agreement
-----------------

The license agreement with two inventors for the worldwide rights to the MMP inhibitors and uses thereof, commenced on September 13, 2000. The license agreement transfers to the Company the technology that is the subject of issued patents as well as pending patent applications, which were filed by the original inventors. The licenses are amortized on a straight-line basis over the estimated useful lives of the underlying patents or the license agreement. The U.S. patents expire beginning November 2007 through November 2016 and the international patents expire on November 21, 2011. Accumulated amortization for the years ended December 31, 2001 and 2000 was $53,800 and $15,635 respectively.

The Company assesses whether its intangible assets are impaired as required by SFAS No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets to be Disposed of," based on an evaluation of undiscounted projected cash flows through the remaining amortization period. If impairment exists, the amount of such impairment is calculated as the estimated fair value of the assets.

Under the terms of the license agreement, the Company paid $200,000 and granted 160,000 shares of common stock valued at $0.05 per share and granted 160,000 stock options. The stock options are valued at the estimated minimum value in accordance with SFAS 123 of $8,000. In order to maintain the exclusive rights to the licenses, the agreements require a total payment of $160,000 by September 2003 if certain milestones regarding the proof-of-concept and development of a prototype are completed. If a milestone is not met by the third anniversary of the agreement, the Company shall pay each inventor $25,000 per year until all such milestones are completed. The Company has determined that the likelihood of meeting the milestones is greater than not, and the Company recorded the license payable of $160,000.

As additional compensation to the licensors, the Company will pay a royalty on the Company's net sales of licensed products. The royalty rate is 2% on the first $1,500,000 of applicable quarterly revenue and 1.5% of sales above $1,500,000. For each sublicense the Company grants, the licensors will be paid 3% of the up-front licensing fee, limited to $100,000. The University of Florida Research Foundation may have some rights with respect to the use of patents and the Company is in the process of negotiating with the University the extent of these rights.

QUICK-MED TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS

================================================================================

NOTE 5 - INTANGIBLE ASSETS, continued
-------------------------------------

New Patents
-----------

During 2001, the Company filed three new patent applications relating to three projects: wound dressings, anti aging and vesicant wounds. The capitalized costs to date of these three patent applications are $36,670. This amount will be amortized over the estimated useful lives of the new patents upon granting of the patents. The termination dates for the patents resulting from these applications are December 8, 2019, June 29, 2021 and September 25, 2022.


NOTE 6 - RELATED PARTY TRANSACTIONS
-----------------------------------

At December 31, 2000 there was an outstanding short-term note payable to a principal shareholder in the amount of $150,000. In January 2001, the Company obtained another short-term note payable from the same principal shareholder in the amount of $110,000. Both notes bear interest at 6% per annum. On February 28, 2001, the Company agreed to convert both of these notes totaling $260,000, plus accrued interest of $2,826, into 260,000 shares of common stock. The principal shareholder and the Company agreed to a negotiated value of approximately $1 for one share conversion ratio.

During the year 2001, the Company obtained short-term notes payable to the same principal shareholder in the amount of $565,000. This note bears interest at 6% per annum with a maturity date of July 1, 2003.

At December 31, 2001 and 2000, the Company had a note payable of $26,191 and $25,334 respectively, for funds advanced from an affiliated company through common ownership. The note bears interest at 6% and will mature on December 31, 2002.

On November 25, 2001 the Company granted the option to convert all of the notes payable - officer/director and affiliate loans payable plus accrued interest into common stock at $1.00 per share. As of December 31, 2001 the total amount of the notes payable plus accrued interest totaled approximately $609,000 and is convertible into approximately 609,000 common shares. The Company recognized $1,827,000 in compensation expense. As of December 31, 2001, none of the approximately $609,000 outstanding had been converted.

At December 31, 2001 and 2000, the Company had a note payable to a relative of the President in the amount of $9,300. The note bears interest at 6.0% and has a maturity date of December 31, 2002.

At December 31, 2001 and 2000, the Company paid $6,375 and $2,250 respectively in rent to the President for the sub-lease of office space. The sub-lease is for a period of one year and expires in July 2002.


NOTE 8 - STOCKHOLDERS' DEFICIT
------------------------------

In March 2001, the Company increased the number of authorized common shares to 15,000,000 from 10,000,000. Therefore, at December 31, 2001, the Company is authorized to issue 16,000,000 shares of stock, of which 15,000,000 are common shares, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share.

2001
----

In March 2001, the Company converted a $260,000 loan and $2,826 of accrued interest to an officer/director into 260,000 shares of common stock.

QUICK-MED TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS

================================================================================

NOTE 8 - STOCKHOLDERS' DEFICIT, continued
-----------------------------------------

2000
----

During the year ended December 31, 2000, the Company issued 230,000 shares of common stock for consulting and legal services. The Company recorded $11,500 ($0.05 per share) in compensation expense.

On September 12, 2000, the Company issued 160,000 common shares in connection with the acquisition of the license agreement. These shares were valued at $0.05 per share.

During the year, the Company sold 4,500 shares of its common stock for cash of $3,000 ($0.67 per share).


NOTE 9 - COMMITMENTS
--------------------

The Company leases office space in Gainesville, Florida. Rent expense for the years ended December 31, 2001 and 2000 was approximately $3,400 and $ 0, respectively.

The following is a schedule of minimum future payments on the operating leases as of December 31, 2001:

          For The Years Ending December 31,
          ---------------------------------

                     2002                                      $  11,918
                     2003                                         12,528
                     2004                                          2,610
                     Thereafter                                       --
                                                               ---------
                     Total                                     $  27,056
                                                               =========


NOTE 10 - STOCK OPTIONS
-----------------------

The Company adopted a qualified equity incentive plan on March 4, 2001. Under the Plan the Company is authorized to grant up to 3,000,000 shares of common stock. As of December 31, 2001 the Company has not granted any options under the Plan.

During the years ended December 31, 2001 and 2000, 0 and 215,000 options were granted to officers and directors of the Company at exercise prices of $2.00 to $3.00 per share.

The Company has elected to account for the stock options under the Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations. Accordingly, no compensation expense has been recognized on the employee stock options. The Company accounts for stock options granted to consultants under Financial Accounting Standards Board Statement No. 123, "Accounting for Stock-Based Compensation."

Had the compensation expense for the stock option plan been determined based on the fair value of the options at the grant date consistent with the methodology prescribed under Statements of Financial Standards No. 123, "Accounting for Stock Based Compensation," the Company's net earnings for the years ended December 31, 2001 and 2000 would have been decreased by $-0- and $-0-, respectively.

QUICK-MED TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS

================================================================================

NOTE 10 - STOCK OPTIONS, continued
----------------------------------

The fair value of each option is estimated on the date of grant using the Black Scholes option-pricing model with the assumption:

                           Risk-free interest rate            6.5%
                           Expected life (years)              Various
                           Expected volatility                N/A
                           Expected dividends                 None

A summary of options during the years ended December 31, 2001 and 2000 is shown below:


                                                December 31, 2001              December 31, 2000
                                          ----------------------------   ----------------------------
                                           Number     Weighted-Average    Number     Weighted-Average
                                          of Shares    Exercise Price    of Shares    Exercise Price
                                          ---------   ----------------   ---------   ----------------
Outstanding at January 1                   840,000        $  2.24         625,000        $  2.00
Granted                                         --             --         215,000           2.93
Exercised                                       --             --              --             --
Forfeited                                       --             --              --             --
                                           -------        -------         -------        -------
Outstanding at December 31                 840,000        $  2.24         840,000        $  2.24
                                           -------        =======         -------        =======
Exercisable at December 31                 840,000                        840,000
                                           -------                        -------
Available for issuance at December 31      840,000                        840,000
                                           =======                        =======

At December 31, 2001 and 2000, the Company's net income and earnings per share would have been reduced to the pro forma amounts indicated below:

                                            2001                2000
                                       -------------       -------------
         Net loss
           As reported                 $  (2,503,364)      $    (313,903)
                                       =============       =============
           Pro forma                   $  (2,503,364)      $    (313,903)
                                       =============       =============
         Loss per share
           As reported                 $       (0.25)      $       (0.03)
                                       =============       =============
           Pro forma                   $       (0.25)      $       (0.03)
                                       =============       =============

NOTE 11 - INCOME TAXES
----------------------

The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." This standard requires, among other things, recognition of future tax consequences, measured by enacted tax rates attributable to taxable and deductible temporary differences between financial statement and income tax bases of assets and liabilities. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable for the period and the change during the period in the deferred tax asset and liability.

QUICK-MED TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS

================================================================================

NOTE 11 - INCOME TAXES, continued
---------------------------------

For income tax purposes, the Company has elected to capitalize start-up costs incurred during 1999, 2000, and 2001, of approximately $41,000, $284,000 and $650,000, respectively. The start-up costs will be amortized over sixty (60) months beginning in the month the Company commences its trade or business for tax purposes, in accordance with the Internal Revenue Code. The Company's evaluation of the tax benefit of its carry forward is presented in the following table. The tax amounts have been calculated using the 34% federal and 5.5% state income tax rates.

The (provision) benefit for income taxes consists of the following:

                                                               2001           2000
                                                           -----------    -----------
            Current                                        $        --    $        --
            Deferred                                                --             --
                                                           -----------    -----------
                                                           $        --    $        --
                                                           ===========    ===========

Deferred tax assets for 2001 and 2000 consist of the following:

                                                               2001           2000
                                                           -----------    -----------
         Deferred tax asset:
            Depreciation and amortization                  $     1,079    $        --
            Tax benefit of capitalized start-up costs          366,893        122,298
            Stock based compensation                           687,500
            Accrued Interest                                    11,534
            Net operating loss carry forward                    21,073         21,073
            Less: valuation allowance                       (1,088,079)      (143,371)
                                                           -----------    -----------
         Deferred tax asset                                $        --    $        --
                                                           ===========    ===========

A reconciliation of income tax at the statutory rate to the Company's effective tax rates for the years ended December 31, 2001 and 2000, is as follows:

                                                               2001           2000
                                                           -----------    -----------
         Federal income tax at the statutory rate of 34%   $  (851,144)   $  (106,727)
         State tax, net of federal benefit                     (90,796)        (8,416)
         Other                                                  (2,768)       (28,228)
         Valuation allowance                                   944,708        143,371
                                                           -----------    -----------
                                                           $        --    $        --
                                                           ===========    ===========

The Company has a net operating loss carry forward of approximately $56,000, which will begin to expire in 2018.


NOTE 12 - NOTE PAYABLE
----------------------

At December 31, 2001 and 2000, the Company has a $150,000 note payable with a merchant banking firm. The note is secured by a lien on certain assets. Interest accrues at a rate of 6% per annum. The principle and accrued interest are due by December 31, 2002.

QUICK-MED TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS

================================================================================

NOTE 12 - NOTE PAYABLE, continued
---------------------------------

In November 2001, the Company entered into a letter agreement with the same merchant banking firm to provide up to $500,000 of bridge financing. The Company will receive $50,000 per month for up to 10 months, commencing February 2002, with the commitment to expire at such time as the Company receives $2,000,000 of equity funding. The bridge notes will be repaid on the earlier of December 31, 2002 or the closing of the first equity funding.

Both of the above notes payable are personally guaranteed by a principal shareholder of the Company.


NOTE 13 - FINANCIAL INSTRUMENTS
-------------------------------

The Company's financial instruments are accounts payable and notes payable. The approximate fair value of the accounts payable based on their short-term nature. The recorded value of the notes payable approximates their fair values based on their short-term nature and the interest approximates the Market rate.


NOTE 14 - SUBSEQUENT EVENTS
---------------------------

In January 2002, the Company's short-term note payable to a principal shareholder was converted into a line of credit of up to $750,000, and an interest rate of 6 percent. The principal shareholder has the option to convert the principal amount, together with accrued interest at any time in whole or in part into the company's common stock at a rate equal to $1.00 per share subject to adjustment in the case of stock splits and other recapitalization.

In March 2002, the Board of Directors approved the Company's change of year-end from December 31 to June 30.

Also, the Company granted approximately 900,000 options to key personnel. The exercise price of the options is 75% of the average trading price of the Company during the first 30 days after commencement of the stock trading on the over the counter market.


NOTE 15 - GOING CONCERN
-----------------------

The accompanying financial statements have been prepared assuming that the organization will continue as a going concern. The organization has negative cash flows from operations and an accumulated deficit that raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

For the remainder of 2002, the Company will rely on funds provided by the note payable described in Note 12 above and the line of credit described in Note 14 above. The Company expects that its common stock will begin trading in May 2002 and that once trading it will be able to raise equity additional capital from third parties. The Company will also secure strategic partnerships or other joint ventures to either conduct its research or fund a portion of the expenses.


NOTE 16 - MERGER AGREEMENT
--------------------------

In March 2001 the Company entered into an agreement with Above Average Investments, Ltd. ("AAI") and its shareholders to acquire all of the issued and outstanding shares of capital stock of the Company in exchange for 10,260,000 shares of AAI's capital stock. For accounting purposes, the public shell merger will be treated as a recapitalization of the Company.

QUICK-MED TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS

================================================================================

In February 2002 the merger was ratified by AAI's shareholders. The Company's shareholders retained approximately 80% of the outstanding shares of capital stock. The surviving entity changed its name to Quick-Med Technologies, Inc.